UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009 (November 18, 2009)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry Into a Material Definitive Agreement

TARP Restriction Agreements

As previously reported, in December 2008, as part of the U.S. Treasury’s Capital Purchase Program Troubled Asset Relief Program (the “TARP CPP”), National Penn Bancshares, Inc. (“National Penn”) issued $150 million of senior preferred stock, and related common stock purchase warrants to the U.S. Treasury. Certain provisions of the American Reinvestment and Recovery Act of 2009 (the “Recovery Act”), and certain rules issued by the U.S. Treasury implementing the Recovery Act, including the TARP Interim Final Rules, require TARP CPP participants, including National Penn, to adopt certain restrictive standards for executive compensation and corporate governance during the period in which the U.S. Treasury holds the TARP program participant’s stock (the “TARP Compliance Period”).  Also as previously reported, Messrs. Glenn E. Moyer, Scott V. Fainor, Michael R. Reinhard and Donald P. Worthington, each entered into a CPP Clawback and Parachute Restriction Agreement (each a “Clawback Agreement”) with National Penn on December 10, 2008, which imposed certain restrictions on each such officer’s compensation.

In connection with its participation in the TARP CPP, National Penn and National Penn Bank (the “Bank”) entered into TARP Restriction Agreements (each a “Restriction Agreement”) with each of Messrs. Moyer and Fainor on November 20, 2009 and with each of Mr. Michael J. Hughes and Ms. Sandra L. Bodnyk on November 23, 2009, and National Penn entered into Restriction Agreements with Mr. Reinhard on November 19, 2009 and with Mr. Worthington on November 20, 2009.  Each Restriction Agreement provides that during any time period when each such officer is classified by National Penn as either a “senior executive officer” or one of the top 5 “most highly compensated employees” (in each case, as defined in the TARP Interim Final Rules) (1) any bonus or incentive compensation paid to such officer will be subject to recovery by National Penn and/or the Bank if the payments were based on financial statements or performance metric criteria that are later proven to be materially inaccurate; (2) the officer agrees to forfeit any payments to which he may be entitled resulting from the officer’s departure from National Penn and/or the Bank or from a “change in control” of National Penn and/or the Bank; and (3) the officer agrees to forfeit any reimbursement by National Penn and/or the Bank of any taxes owed to the officer with respect to any compensation.  Each Restriction Agreement also provides that during any time period when any such officer is classified by National Penn and/or the Bank as a senior executive officer or one of the top 20 most highly compensated employees, clauses (1) and (3) of the preceding sentence will apply to such officer.  During any time period the officer is classified by National Penn as one of the top 5 most highly compensated employees the officer will forfeit the payment or accrual of any bonuses or retention awards accrued after June 15, 2009, except for certain restricted stock.

Finally, each Restriction Agreement, except for Mr. Reinhard’s Restriction Agreement, provides that if the officer’s employment is involuntarily terminated without “cause”, at the option of the officer, National Penn agrees to enter into a Consulting and Noncompetition Agreement with the officer.  The Restriction Agreements with Messrs. Moyer, Fainor, Reinhard and Worthington terminate those certain Clawback Agreements referred to above.

Copies of the Restriction Agreements are included as exhibits to this Current Report on Form 8-K as Exhibits 10.1 through 10.6 and are incorporated by reference into this Item 1.01.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference to the complete copies of these documents included to this Current Report on Form 8-K.  The disclosure under Item 5.02 of this Current Report on Form 8-K is also responsive to this Item and is hereby incorporated by reference.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

Amendatory Agreement to Employment Agreement

On November 18, 2009, the Bank entered into an Amendatory Agreement (the “Amendatory Agreement”) with Donald P. Worthington, amending certain sections of that certain Employment Agreement dated as of September 24, 2002, as previously amended, by and between the Bank and Mr. Worthington (the “Employment Agreement”).  Pursuant to the Amendatory Agreement, the Employment Agreement was amended to: (i) extend the term of the Employment Agreement to March 24, 2012, (ii) provide Mr. Worthington with an automobile allowance of no less than $750 per month, in lieu of the prior automobile-related provision, and (iii) provide that the Bank shall continue to pay Mr. Worthington his base salary through March 24, 2012 should the Bank terminate Mr. Worthington’s employment at any time without cause.

A copy of the Amendatory Agreement is included as an exhibit to this Current Report on Form 8-K as Exhibit 10.7 and is incorporated by reference into this Item 5.02.  The foregoing summary of certain provisions of such document is qualified in its entirety by reference to the complete copy of the document included to this Current Report on Form 8-K.

Section 9 - Financial Statements And Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

10.1	TARP Restriction Agreement dated November 20, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Glenn E. Moyer.

10.2	TARP Restriction Agreement dated November 20, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Scott V. Fainor.

10.3	TARP Restriction Agreement dated November 23, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Michael J. Hughes.

10.4	TARP Restriction Agreement dated November 23, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Sandra L. Bodnyk.

10.5	TARP Restriction Agreement dated November 19, 2009 by and between National Penn Bancshares, Inc. and Michael R. Reinhard.

10.6	TARP Restriction Agreement dated November 20, 2009 by and between National Penn Bancshares, Inc. and Donald P. Worthington.

10.7	Amendatory Agreement dated as of November 18, 2009, by and between National Penn Bank and Donald P. Worthington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and CEO

Dated: November 24, 2009

EXHIBIT INDEX

Number	Description	Method of Filing
10.1	TARP Restriction Agreement dated November 20, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Glenn E. Moyer.	Filed herewith.

10.2	TARP Restriction Agreement dated November 20, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Scott V. Fainor.	Filed herewith.

10.3	TARP Restriction Agreement dated November 23, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Michael J. Hughes.	Filed herewith.

10.4	TARP Restriction Agreement dated November 23, 2009 by and between National Penn Bancshares, Inc., National Penn Bank and Sandra L. Bodnyk.	Filed herewith.

10.5	TARP Restriction Agreement dated November 19, 2009 by and between National Penn Bancshares, Inc. and Michael R. Reinhard.	Filed herewith.

10.6	TARP Restriction Agreement dated November 20, 2009 by and between National Penn Bancshares, Inc. and Donald P. Worthington.	Filed herewith.

10.7	Amendatory Agreement dated as of November 18, 2009, by and between National Penn Bank and Donald P. Worthington.	Filed herewith.